 Exhibit 99.1

Autobytel Initiates Corporate Rebranding, Changing Name to AutoWeb and Ticker Symbol to AUTO

Irvine, Calif. – Oct. 02, 2017 – Autobytel Inc. (Nasdaq: ABTL), a pioneer and leading provider of digital automotive services connecting in-market car buyers with dealers and OEMs, today announced that it plans to change its name to AutoWeb, Inc. effective October 9, 2017.

“When Autobytel was founded in 1995, the era of digital leads and clicks was in its infancy,” said Jeff Coats, president & CEO of Autobytel. “In fact, telephones and newspapers were still the primary source of communication between dealers and consumers. More than 20 years later, in a market dominated by the Internet, we’ve become a leader in the digital automotive landscape. We believe the rebranding and name change to AutoWeb, Inc. better aligns with our operations and corporate strategy, particularly as we look to further expand our Internet leads and clicks businesses.”

In connection with this name change, the company’s stock ticker symbol will change from “ABTL” to “AUTO” on The Nasdaq Capital Market. Trading under the new stock ticker symbol is anticipated to commence on October 9, 2017.

About Autobytel Inc.

Autobytel Inc. provides high-quality consumer leads, clicks and associated marketing services to automotive dealers and manufacturers throughout the United States. The company also provides consumers with robust and original online automotive content to help them make informed car-buying decisions. The company pioneered the automotive Internet in 1995 with its flagship website www.autobytel.com and has since helped tens of millions of automotive consumers research vehicles; connected thousands of dealers nationwide with motivated car buyers; and has helped every major automaker market its brand online.

Investors and other interested parties can receive Autobytel news alerts and special event invitations by accessing the online registration form at investor.autobytel.com/alerts.cfm.

Forward-Looking Statements Disclaimer

The statements contained in this press release that are not historical facts are forward-looking statements under the federal securities laws. Words such as “anticipates,” “could,” “may,” “estimates,” “expects,” “projects,” “intends,” “pending,” “plans,” “believes,” “will” and words of similar substance, or the negative of those words, used in connection with any discussion of future operations or financial performance identify forward-looking statements. In particular, statements regarding expectations and opportunities, new product expectations and capabilities, and our outlook regarding our performance and growth are forward-looking statements. These forward-looking statements are not guarantees of future performance and involve assumptions and risks and uncertainties that are difficult to predict. Actual outcomes and results may differ materially from what is expressed in, or implied by, these forward-looking statements. The company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements are changes in general economic conditions; the financial condition of automobile manufacturers and dealers; disruptions in automobile production; changes in fuel prices; the economic impact of terrorist attacks, political revolutions or military actions; failure of our internet security measures; dealer attrition; pressure on dealer fees; increased or unexpected competition; the failure of new products and services to meet expectations; failure to retain key employees or attract and integrate new employees; actual costs and expenses exceeding charges taken by the company; changes in laws and regulations; costs of legal matters, including, defending lawsuits and undertaking investigations and related matters; and other matters disclosed in the company’s filings with the Securities and Exchange Commission. Investors are strongly encouraged to review the company’s Annual Report on Form 10-K for the year ended December 31, 2016 and other filings with the Securities and Exchange Commission for a discussion of risks and uncertainties that could affect the business, operating results or financial condition of the company and the market price of the company’s stock.

Company Contact

Kimberly Boren
Chief Financial Officer
949-862-1396
kimb@autobytel.com

Investor Relations Contact

Sean Mansouri or Cody Slach
Liolios Investor Relations
949-574-3860
ABTL@liolios.com